UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐    Soliciting Material Pursuant to §240.14a-12

Remark Holdings, Inc.

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Remark Holdings Vote Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2020 Special Meeting of Stockholders IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proposals — The Board recommends a vote FOR Proposal 1. Approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock to 175,000,000. For Against Abstain Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1BV 489032 03FZNA

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Remark Holdings, Inc. Notice of 2020 Special Meeting of Stockholders
Proxy Solicited by Board of Directors for Special Meeting – May 27, 2021
We are very pleased that this year’s Meeting will be our second time hosting a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Special Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetingcenter.io/208877757 at the meeting date and time described in the accompanying proxy statement. The password for the meeting is MARK2020. There is no physical location for the Special Meeting.
The undersigned stockholder of Remark Holdings, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated September 10, 2020, and hereby appoints Kai-Shing Tao as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2020 Special Meeting of Stockholders of Remark Holdings, Inc., to be held on May 27, 2021 at 1:00 p.m., ET, via the Internet at http://www.meetingcenter.io/208877757 and any adjournment(s) thereof, and to vote all common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the 2020 Special Meeting of Stockholders.
Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the shares will be tabulated as NO votes on Proposal 1.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Items to be voted appear on reverse side.)